Exhibit 10.1















                                   CBCOM, INC.

                             1998 STOCK OPTION PLAN


























                          As adopted November 13, 1998


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1.     PURPOSE  OF  PLAN

     1.1   Purpose.  The  purpose  of the Plan is to enable the Company to grant
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to  selected  Eligible  Persons  a favorable opportunity to acquire Common Stock and, thereby, to create an incentive for them to remain in the employ of, or provide services to, the Company or any Affiliate and to contribute to its success.

     1.2   Nature  of  Options.  Options granted under the Plan may be Incentive
           -------------------
Options or Nonstatutory Options, as determined by the Administrator at the time of grant.

     1.3   Rule 701.   At the time the Plan is being adopted, the Company is not
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subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and is not an investment company registered or required to be registered under the Investment Company Act of 1940. As such, the Company's offers and sales of Common Stock under the Plan are, to the extent determined by the Administrator in accordance with Applicable Laws, or any successor rule, intended to be exempt from the registration requirements of the Securities Act under Rule 701 under the Securities Act.

2.      CERTAIN  DEFINITIONS;  CONSTRUCTION

     2.1   Definitions.   When  used  herein, the following terms shall have the
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meaning  indicated:

     (a) "Administrator" means the Board or any Committee as shall be administering the Plan.

     (b) "Affiliate" means, with respect to any entity, any "parent" or "subsidiary" of the entity as those terms are defined in sections 424(e) and 424(f), respectively, of the Code.

     (c) "Applicable Laws" means the laws, rules and regulations relating to the adoption, implementation and administration of stock option plans under applicable state corporate laws, federal and state securities laws and the Code.

     (d)      "Board"  means  the  Board  of  Directors  of  the  Company.

     (e) "Code" means the Internal Revenue Code of 1986, as amended, and applicable Treasury Regulations promulgated thereunder.

     (f) "Committee" means a committee appointed by the Board in accordance with section 4.1 hereof.
     (g)     "Common  Stock"  means  the  Common  Stock  of  the  Company.

     (h)      "Company"  means  CBCom,  a  Delaware  corporation.

     (i)      "Disability"  means  total  and permanent disability as defined in section  22(e)(3)  of  the  Code.
     (j) "Eligible Persons" means (x) directors, officers and other employees of the Company or of any Affiliate of the Company, as well as (y) non-employee consultants and advisors who perform bona fide significant services for or on behalf of the Company or any Affiliate (other than services rendered in connection with an offer or sale of securities in a capital raising transaction).
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     (k)      "Exchange  Act"  means  the  Securities  Exchange  Act of 1934, as amended.

     (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (1) if the Common Stock is listed on an established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc.
Automated Quotation ("NASDAQ") System, the Fair market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street
                                                                ----------------
Journal  or  such  other  source  as  the  Administrator  deems  reliable;
 ------

     (2) if the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as
                                 -----------------------
the  Administrator  deems  reliable;  and

     (3) in the absence of an established trading market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

     (m) "Incentive Option" means an Option intended to qualify as an incentive stock option within the meaning of section 422 of the Code.

     (n)      "Nonstatutory  Option"  means  any  Option other than an Incentive
Option.

          (o) "Notice of Grant" means a written notice specifying certain terms and conditions of an Option grant.

          (p)     "Option"  means  a  stock option granted pursuant to the Plan.

          (q) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an Option, together with any Notice of Grant relating to the Option.

          (r) "Optionee" means an Eligible Person or permitted transferee who holds an outstanding Option.

          (s) "Plan" means this 1998 Stock Option Plan, as originally adopted and as amended from. time to time as herein provided.

          (t) "Plan of Exchange" means any agreement, plan or arrangement under which an outstanding Option may be surrendered in exchange for a newly granted Option with a lower exercise price or other terms which differ from the terms of the Option surrendered.

          (u) "Section 16" means section 16 of the Securities Exchange Act of 1934.


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          (v)     "Securities Act" means the Securities Act of 1933, as amended.

          (w) "Termination of Employment" shall mean the date when any employee-employer relationship between an Optionee and the Company is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement, but excluding (1) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company, (2) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (3) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment.

     2.2     Construction.  The  Plan  shall be construed in accordance with the
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following  provisions:

          (a) the adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in the Plan shall be construed to limit the right of the Company (1) to establish any other forms of incentives or compensation for employees of the Company, or (2) to grant or assume options or other rights otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association;

          (b) the existence of outstanding Options under the Plan shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business, or any other corporate act, whether similar to the events described above or otherwise; and

          (c) nothing in the Plan or in any Option Agreement shall confer upon any Optionee any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

3.     STOCK  SUBJECT  TO  THE  PLAN

     3.1     Common  Stock.  Subject  to  adjustment  as  provided  in section 9
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hereof,  the  stock  to  be offered and issued under the Plan shall be shares of
Common Stock, which may be either authorized and unissued shares or treasury shares. The cumulative aggregate number of shares of Common Stock to be offered and issued under the Plan shall not exceed Two Million Five Hundred Thousand (2,500,000), subject to adjustment as provided in section 9 hereof. Notwithstanding anything to the contrary contained herein, at no time may the total number of shares issuable upon exercise of all outstanding Options, when combined with the total number of shares provided for under any Company stock bonus or similar plan exceed the applicable percentage as calculated in accordance with the conditions and exclusions of California Corporate Securities Rule 260.140.45, based on shares outstanding at the time such calculation is made.

     3.2     Calculation  of Shares.  If an Option shall expire or terminate for
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any  reason without having been filly exercised, or is surrendered pursuant to a


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Plan  of  Exchange  or  otherwise,  the unpurchased shares subject thereto shall again be available for the purposes of the Plan. Where the exercise price of an Option is paid by means of the Optionee's surrender of previously owned shares of Common Stock or the Company's withholding of shares otherwise issuable upon exercise of the Option as permitted herein, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed "issued" and no longer available for issuance under the Plan.

     3.3     Reservation  of  Shares.  The  Company will at all times during the
             -----------------------
term of the Plan reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

4.     ADMINISTRATION

     4.1     Administrator.  The  Plan  shall  be  administered by the Board or,
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either in its entirety or only insofar as it relates to Eligible Persons subject to Section 16 (if any), by a committee of the Board established for this purpose in accordance with Applicable Laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act as contemplated below, the Committee shall be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

     4.2     Rule 16b-3 Compliance. In the event, and for so long as, the Common
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Stock  is  registered  under the Exchange Act, the Plan shall be administered in accordance with the requirements of Rule 1 6b-3 under the Exchange Act, or any successor rule thereto, with the intention that transactions under the Plan by Eligible Persons subject to Section 16, if any, comply with the applicable requirements of Rule 16b-3, or any successor rule thereto. In this regard, to the extent any provision of the Plan or action by the Administrator fails to so comply, it shall, to the extent permitted by Applicable Laws and deemed advisable by the Administrator, be deemed null and void. Notwithstanding the above, it shall remain the sole responsibility of Optionees, not of the Company or the Administrator, to comply with applicable requirements of Section 16; and neither the Company nor the Administrator shall be liable if the Plan or any transaction under the Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any Optionee incurs any liability under Section 16 by reason of any transaction under the Plan.

     4.3     Expenses:  Exculpation.  All expenses and liabilities which members
             ----------------------
of the Administrator incur in connection with the administration of this Plan shall be borne by the Company. The Administrator may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and the Company's directors, officers and other employees shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan.

     4.4     Powers of Administrator. Subject to the provisions of the Plan, and
             -----------------------
in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (a) to determine whether and to what extent Options are granted hereunder;


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


          (b) to select from among Eligible Persons those individuals to whom Options shall be granted hereunder;

          (c) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

          (d) to approve forms of Option Agreements and other instruments for use under the Plan;

          (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder, the exercise price, the time or times when the Option may be exercised (which may be based on performance or other criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding the Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (I)     to  determine  the  Fair  Market  Value  of  Common  Stock;

          (g) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of Common Stock covered by such Option shall have declined since the date the Option was granted;

          (h) to construe and interpret the terms and provisions of the Plan and of any Option Agreement and all Options granted under the Plan;

          (i) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

          (j) to modify or amend each Option (subject to section 12.2 hereof), including the discretionary authority to extend the post-termination exercisability period of any Option longer than is otherwise provided for in the Plan;

          (k) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant or exercise of an Option authorized by the Administrator;

          (1)     to  institute  from  time  to  time  a  Plan  of Exchange; and

          (m) to make all other determinations it deems necessary or advisable for administering the Plan or any Option Agreement or Option.

The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and other persons.

5.     PARTICIPATION

     Eligible Persons shall be eligible for selection to participate in the Plan upon approval by the Administrator; provided, however, that only "employees" (within the meaning of section 340 1(c) of the Code) of the Company shall be eligible for the grant of Incentive Options. An individual who has been granted an Option may, if otherwise eligible, be granted additional Options if the

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


Administrator shall so determine. No Eligible Person is entitled to participate in the Plan by matter of right; only those Eligible Persons who are selected by the Administrator in its discretion shall participate in the Plan.

6.     OPTION  AGREEMENT;  TERMS  OF  OPTIONS

     6.1     Option  Agreement.  Each  Option  shall  be  evidenced by an Option
             -----------------
Agreement, which shall be subject to the terms and conditions of the Plan and shall contain such other terms and conditions that are not inconsistent with the Plan as the Administrator may deem appropriate in each case. In the event of a conflict between the terms or conditions of an Option Agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall govern. Failure of an Optionee to execute an Option Agreement shall not invalidate or render void the grant of an Option hereunder.

     6.2     Exercise  Price.  The exercise price of each Incentive Option shall
             ---------------
be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of Common Stock on the date of grant. If an Incentive Option is granted to an employee who at the time of grant owns (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company, the Option exercise price shall be at least 110% of the Fair Market Value of Common Stock on the date of grant. The exercise price of each Nonstatutory Option also shall be determined by the Administrator, but shall not be less than 85% of the Fair Market Value of Common Stock on the date of grant. The status of each Option granted under the Plan as either an Incentive Option or a Nonstatutory Stock Option shall be determined by the Administrator at the time the Administrator acts to grant the Option, and shall be designated as such in the related Option Agreement.

     6.3     "Reload"  Options.  At the time of grant or at any time thereafter,
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the Administrator may determine that an Optionee who has paid the exercise price of an Option by surrendering previously owned shares of Common Stock or by the Company's withholding of shares otherwise issuable upon exercise of the Option shall automatically receive a new Option hereunder to purchase additional shares of Common Stock equal to the number of shares so surrendered or withheld and may specify the terms and conditions of such "reload" options.

     6.4     Payment  of  Exercise  Price.  Except as provided below, payment in
             ----------------------------
full shall be made for all shares of Common Stock purchased at the time written notice of exercise of an Option is given to the Company, either in cash or by delivery by the Optionee of Common Stock already owned by the Optionee, for all or part of the aggregate exercise price of the shares as to which the Option is being exercised, provided that the Fair Market Value of such Common Stock is equal on the date of exercise to the aggregate exercise price of the shares as to which the Option is being exercised. At the time an Option is granted or exercised, the Administrator, in the exercise of its discretion, may authorize one or more of the following additional methods of payment:

          (a) to the extent consistent with applicable law, through acceptance of the Optionee's full recourse promissory note for a portion of the aggregate exercise price of the shares as to which the Option is being exercised, payable on such terms and bearing such interest as determined by the Administrator, which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of Common Stock so acquired);


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          (b)     any other property, so long as such property constitutes valid consideration under Applicable Laws for the shares as to which the Option is being exercised and is surrendered in good form for transfer; and

          (c) subject to section 422 of the Code, by means of so-called "cashless" exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

     6.5     Withholding.  Irrespective  of  the form of payment of the exercise
             -----------
price of an Option, the delivery of shares pursuant to the exercise of an Option shall be conditioned upon payment by the Optionee to the Company of amounts sufficient to enable the Company to pay all federal, state, and local withholding taxes applicable, in the Company's judgment, to the exercise. In the discretion of the Administrator, such payment to the Company may be effected through (a) the Company's withholding from the number of shares of Common Stock that would otherwise be delivered to the Optionee by the Company on exercise of the Option a number of shares of Common Stock equal in value (as determined by the Fair Market Value of Common Stock on the date of exercise) to the aggregate withholding taxes, (b) payment by the Optionee to the Company of the aggregate withholding taxes in cash, (c) withholding by the Company from other amounts contemporaneously owed by the Company to the Optionee, or (d) any combination of these three methods, as determined by the Administrator in its discretion.

     6.6     Vesting  and  Exercise.
             ----------------------

     (a) Each Option granted under the Plan shall become exercisable and the total number of shares subject thereto shall be purchasable, in a lump sum or in such installments, which need not be equal, as the Administrator shall determine; provided, however, that each Option shall become exercisable in full no later than five years after such Option is granted, and each Option shall become exercisable as to at least 20% of the shares of Common Stock covered thereby on each anniversary of the date such Option is granted; and provided, further, that if an Optionee shall not in any given installment period purchase all of the shares which such Optionee is entitled to purchase in such installment period, such Optionee's right to purchase any shares not purchased in such installment period shall continue until the expiration or sooner termination of the Optionee's Option. The Administrator may, at any time after grant of an Option and from time to time, increase the number of shares purchasable in any installment, subject to the total number of shares subject to the Option and the limitations set forth in paragraph (f) of this section 6.6. At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Administrator may, by the terms of the Option Agreement, require any partial exercise to be with respect to a specified minimum number of shares. No Option or installment thereof shall be exercisable except with respect to whole shares. Fractional share interests shall be disregarded, except that they may be accumulated as provided above and except that if such a fractional share interest constitutes the total shares of Common Stock remaining available for purchase under an Option at the time of exercise, the Optionee shall be entitled to receive on exercise a certified or bank cashier's check in an amount equal to the Fair Market Value of such fractional share of stock.

     (b) To the extent that the aggregate Fair Market Value (determined on the date of grant) of Common Stock with respect to which an Incentive Option granted hereunder (together with any incentive Options granted the Optionee under all other plans of the Company) are exercisable for the first time by an Optionee in any calendar year under the Plan exceeds $100,000, such Option shall


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


be treated as a Nonstatutory Option to the extent required by section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

     (c) Exercising an Option in any manner shall decrease the number of shares thereafter available for purposes of the Plan, and for sale under the Option, by the number of shares as to which the Option is exercised.

     (d) The Administrator may, at any time, extend the exercise period of an Option as stated in the relevant Option Agreement for any period not exceeding the original expiration date of the Option on such terms and conditions as it may determine.

     (e) Notwithstanding any provision of this section 6.6, in no event shall any Option be exercised after the expiration date of the Option set forth in the applicable Option Agreement.

     (f) If Common Stock acquired upon exercise of any Incentive Option is disposed of in a disposition that, under section 422 of the Code, disqualifies the Optionee from the application of section 421(a) of the Code, the holder of the Common Stock immediately before the disposition shall comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

7.     TERMINATION  OF  EMPLOYMENT,  DEATH  OR  DISABILITY;  REPURCHASE

     7.1     Termination  of  Employment.  Upon  Termination of Employment of an
             ---------------------------
Optionee, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration date of the Option set forth in the applicable Option Agreement). In the case of an Incentive Option, such period of time for exercise shall not exceed three months from the date of termination, and in the absence of a specified time in the Option Agreement, the Incentive Option shall remain exercisable for three months following Termination of Employment of the Optionee. In the case of a Nonstatutory Option, such period of time for exercise shall not exceed two years from the date of termination, and in the absence of a specified time in the Option Agreement, the Nonstatutory Option shall remain exercisable for two years following Termination of Employment of the Optionee. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the shares covered by the Option shall revert to the Plan.

     7.2     Disability.  in  the  event  of  a  Termination of Employment of an
             ----------
Optionee as a result of the Optionee's Disability, the Optionee may exercise his or her Option (a) at any time within twelve months from the date of such termination, in the case of an Incentive Option, or (b) at any time within two years from the date of such termination, in the case of a Nonstatutory Option, but in each case only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option also shall revert to the Plan.

     7.3     Death.  The  Option  may be exercised at any time (a) within twelve
             -----
months following the date of death, in the case of an Incentive Option, or (b) within two years following the date of death, in the case of a Nonstatutory Option, but in either case, in no event later than the expiration of the term of such Option as set forth in the Option Agreement, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. If, after an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance is not entitled to exercise the entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     7.4     Leave  of  Absence.  Unless  otherwise  provided  in the applicable
             ------------------
Option Agreement, and to the extent permitted by section 422 of the Code, an Optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Company if the period of any such leave does not exceed a period approved by the Company, or such longer period, if any, for which the Optionee's right to reemployment by the Company is guaranteed either contractually or by statute; provided, however, that, with respect to Incentive Options, a leave of absence or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence or other change interrupts employment for the purposes of section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said section. Unless otherwise determined by the Administrator in its discretion, vesting of options shall be suspended during a leave of absence.

     7.5     Repurchase of Shares. Shares of Common Stock issuable upon exercise
             --------------------
of  Options  are  subject  to  the  following  repurchase  rights:

          (a) Company's Right to Repurchase on Termination of Employment. Any Optionee who holds shares of Common Stock acquired pursuant to the exercise of an Option shall be required to sell such shares to the Company upon termination of employment with the Company. Such repurchase shall be made in cash within ninety days after the date of termination of employment.

          (b) Purchase Price. The price the Company shall pay for any purchases of shares of Common Stock pursuant to this section 7.5 shall be the Fair Market Value as defined in section 2.1(1).

          (c) Right of Designation. Should the Company at any time have the right to purchase shares of Common Stock obtained upon exercise of Options, and the Company at that time is unwilling or unable to effect that repurchase, the Company may designate that the Company's then-existing shareholders may purchase those shares, pro-rata among all the shareholders desiring to purchase those shares, for the purchase price set forth in this section 7.5.

          (d) Termination of Repurchase Rights. The repurchase rights in this section 7.5 shall terminate and be of no further force or effect upon the effectiveness of a registration statement, covering the Company's Common Stock, filed by the Company under the Securities Act of 1933.

8.     TRANSFERABILITY  OF  OPTIONS

     8.1     Options  Generally  Nontransferable.  Except as provided in section
             -----------------------------------
8.2 hereof, each Option shall, by its terms, be nontransferable by the Optionee other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee or by his or her guardian or legal representative. More particularly, but without limiting the generality of the immediately preceding sentence, an Option may not be assigned, transferred, pledged or hypothecated (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of any Option contrary to the provisions of the Plan and the applicable Option Agreement, and any levy of any attachment or similar process upon an Option, shall be null and void, and otherwise without effect, and the Administrator may, in its sole discretion, upon the happening of any such event, terminate such Option forthwith.

     8.2     Permitted  Transfers.  In  the  discretion of the Administrator and
             --------------------
subject to Applicable Laws, an Incentive Option may be transferred by the Optionee to a revocable living trust of which the Optionee is the grantor and a principal beneficiary. In the discretion of the Administrator and subject to Applicable Laws, a Nonstatutory Option may be transferred by the Optionee (a) by gift or otherwise to the Optionee's spouse or other immediate relative, or to a trust or estate in which the Optionee or his or her spouse or other immediate relative has a substantial beneficial interest, or (b) pursuant to a qualified domestic relations order (as defined by the Code). However, any Incentive Option or Nonstatutory Option so transferred shall continue to be subject to all the terms and conditions contained in the Option Agreement evidencing such Option.

     8.3     Restricted  Securities. The Options granted under the Plan are, and
             ----------------------
the Common Stock issuable upon exercise of the Options will be, characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering. Under such laws and applicable regulations the Common Stock may only be (a) sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the "Act"), or (b) sold without registration under only in certain limited circumstances, as set forth in Rule 701 and Rule 144 promulgated under the Act.

9.     ADJUSTMENTS  UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET
SALE

     9.1     Changes  in  Capitalization.  Subject to any required action by the
             ---------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon surrender or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in this respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     9.2     Dissolution  or  Liquidation.  In  the  event  of  the  proposed
             ----------------------------
dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Common Stock covered thereby, including shares as to which the Option would not otherwise be exercisable.

     9.3     Merger  or  Sale of Assets. In the event of a merger of the Company
             --------------------------
with or into another corporation in which the Company is not the surviving entity, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or any Affiliate of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall have the right to exercise the Option as to all of the shares covered thereby, including shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of less than 15 days from the date of such notice, and the Option shall terminate upon the expiration of the period specified in such notice.

     9.4     Fractional  Shares.  No  fractional  share of Common Stock shall be
             ------------------
issued  under  the Plan on account of any adjustment under any provision of this section  9.

10.     DATE  OF  GRANT  AND  EXERCISE

     10.1 Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination to grant such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     10.2 Date of Exercise. An Option shall be deemed to be exercised when the Secretary of the Company receives written notice from the Optionee of such exercise, payment of the exercise price determined pursuant to section 6.4 hereof and set forth in the Option Agreement, and all representations, indemnifications and documents reasonably requested by the Administrator.

     10.3 Issuance of Share Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) the admission of such shares to listing on all stock exchanges on which such class of stock is then listed;
          (b) the completion of any registration or other qualification of such shares under any state or federal law, or under the rules or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;
          (c) the obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (d) the lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time solely for reasons of administrative convenience; and

          (e) the receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

     10.4     Rights  of  Optionees and Beneficiaries. The Company shall pay all
              ---------------------------------------
amounts payable hereunder only to the Optionee or beneficiaries entitled thereto pursuant to the Plan. The Company shall not be liable for the debts, contracts or engagements of any Optionee or his or her beneficiaries, and rights to cash payments under the Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

     10.5     Government  Regulations.  The  Plan,  and  the grant hereunder and
              -----------------------
exercise of Options and the issuance and delivery of shares of Common Stock subject to Options, shall be subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and federal margin requirements and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

11.     LIABILITY  OF  COMPANY

     11.1     Absence  of  Authority.  The  inability  of  the Company to obtain
              ----------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which. such requisite authority shall not have been obtained.

     11.2     Grants  in  Excess  of Available Shares. If shares of Common Stock
              ---------------------------------------
covered by an Option exceeds, as of the date of grant, the number of shares which may be issued under the Plan without additional stockholder approval, such Option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares subject to the Plan is timely obtained in accordance with section 12 .2(c) hereof.

12.     EFFECTIVE  DATE;  AMENDMENT  AND  TERMINATION

     12.1     Effective  Date. The Plan shall be effective as of the date of its
              ---------------
adoption by the Board, provided it is approved by the stockholders of the Company within twelve months before or after such date. Options may be granted but not exercised prior to stockholder approval of the Plan. If any Options are so granted and stockholder approval shall not have been obtained within twelve months of the date of adoption of this Plan by the Board, such Options shall terminate retroactively as of the date they were granted.

12.2     Amendment:  Termination.
         -----------------------
          (a) The Plan shall terminate automatically as of the earlier of(l) the sale of all shares available for issuance under the Plan, (2) the close of business on the day preceding the tenth anniversary date of its adoption by the Board, or (3) earlier as provided below.

          (b) The Administrator may at any time suspend, amend or terminate the Plan and may, with the consent of an Optionee, make such modifications of the terms and conditions of such Optionee's Option as it shall deem advisable. No Option may be granted during any suspension of the Plan or after such termination. The amendment, suspension or termination of the Plan shall not, without the consent of the Optionee affected thereby, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

          (c) The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 1 6b-3 under the Exchange Act or section 422 of the Code (or any successor rule or statute or other Applicable Law, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as the Administrator determines is required by Applicable Laws

          (d) Notwithstanding anything to the contrary contained herein, the Plan shall terminate on the earlier to occur of the tenth (10th) anniversary of the date it is (i) adopted by the Board or (ii) approved by the Stockholders.

13.     MISCELLANEOUS

     13.1     Rights  and  Privileges  of Stock Ownership: Investment Intent. An
              --------------------------------------------------------------
Optionee shall not be entitled to the rights and privileges of stock ownership as to any shares of Common Stock not actually issued to the Optionee. Upon exercise of an Option at a time when there is not in effect under the Securities Act a Registration Statement relating to the Common Stock issuable upon exercise or payment therefor and available for delivery a Prospectus meeting the requirements of section 10(a)(3) of the Securities Act, the Optionee shall represent and warrant in writing to the Company that the shares purchased are being acquired for investment and not with a view to the distribution thereof.

     13.2     Reports  to  Optionees. The Company shall furnish to each Optionee
              ----------------------
under the Plan the Company's annual report and such other periodic reports, if any, as are disseminated by the Company in the ordinary course to its stockholders. Notwithstanding the immediately preceding sentence, the Company shall furnish its financial statements to each Optionee at least annually.

     13.3     Legend  Conditions.  The  following legends shall be placed on the
              ------------------
certificates  evidencing  the  shares of Common Stock issued upon exercise of an
Option:
          (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ('ACT'), OR APPLICABLE STATE SECURITIES LAWS, NOR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THEY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THOSE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT THE SALE OR TRANSFER IS PURSUANT TO AN EXEMPTION TO THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS.

          (b) THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF REPURCHASE AS SET FORTH IN THE COMPANY'S 1998 STOCK OPTION PLAN.

          (c) Any legend require by the state securities laws of the state or other jurisdiction in which an Optionee resides.
Additionally, and not by way of limitation, the Administrator may impose such restrictions on any Common Stock issued pursuant to the Plan as it may deem advisable, including, without limitation, restrictions under the requirements of any stock exchange upon which Common Stock is then traded. At such time as the Company's shares are publicly traded, the Administrator shall seek advice of counsel as to whether the legends listed above may be removed from the stock certificates.

     13.4     Use  of  Proceeds.  Proceeds  realized pursuant to the exercise of
              -----------------
Options  shall  constitute  general  finds  of  the  Company.

     13.5     Governing  Law.  The  Plan  shall be governed by, and construed in
              --------------
accordance with the internal laws of the State of California (without giving effect to conflicts of law principles).



                                    *   *   *

                                   CBCOM, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

     THIS AGREEMENT is made as of the         day of            , by and between
                                     --------      -------------
CBCom,  Inc.  (the  "Company"), and---------------------------------------------
("Optionee").

                               W I T N E S S E T H
                               -------------------

     WHEREAS, pursuant to the CBCom, Inc. 1998 Stock Option Plan (the "Stock Option Plan"), the Plan Administration Committee of the Board of Directors of the Company (the "Administrator") has authorized the granting to Optionee of an Incentive Option to purchase the number of shares of Common Stock of the Company specified in Paragraph 1 hereof, at the exercise price specified therein, such option to be for the term and upon the terms and conditions hereinafter stated;

     NOW, THEREFORE, in consideration of the promises and of the undertakings of the parties hereto contained herein, it is hereby agreed:

     1.     Number  of  Shares:  Option  Price.  Pursuant  to said action of the
            ----------------------------------
Administrator, the Company hereby grants to Optionee the option ("Option") to purchase, upon and subject to the terms and conditions of said Stock Option
Plan,,  all  or  any  part of          shares of Common Stock of the Company for
                             ---------
cash  or  Common Stock of the Company at the exercise price of $       per share
                                                                ------
("Exercise  Price").

     2.     Terms.  This  Option  shall  expire  on  the  day  before  the tenth
            -----
anniversary (fifth anniversary if Optionee owns more than 10% of the voting stock of the Company, a Parent or a Subsidiary on the date of this Agreement) of the date hereof unless such Option shall have been terminated prior to that date in accordance with the provisions of the Stock Option Plan or this Agreement. The terms "Parent" and "Subsidiary" herein mean a parent corporation or a subsidiary corporation, as such terms are defined in the Stock Option Plan.

     3.     Vesting.  This  Option  shall  vest  as follows:
            -------
After the Option vests, it shall thereafter remain wholly exercisable until and including the day before the tenth anniversary (fifth anniversary if Optionee owns more than 10% of the voting stock of the Company, a Parent or a Subsidiary on the date of this Agreement) of the date hereof, provided that Optionee is then and has continuously been in the employ of the Company, a Parent or a Subsidiary; subject, however, to the provisions of Paragraph 5 hereof.

     4.     Exercise. The Option may be exercised by written notice delivered to
            --------
the Company stating the number of shares with respect to which the Option is being exercised, together with (i) the Exercise Price for the number of options being exercised (in the consideration therefor contemplated by Section 6.4 of the Stock Option Plan, including by means of a check made payable to the Company and/or shares of Common Stock of the Company in the amount of the purchase price of such shares) and (ii) the written statement provided for in Paragraph 9 hereof, if required by said Paragraph 9. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number purchasable under such Option at the time. Only whole shares may be purchased.

     5.     Exercise  on  Termination  of  Employment.  In  the event Optionee's
            -----------------------------------------
employment is terminated, Optionee's right to exercise his Option, if any, shall be governed by Section 7 of the Stock Option Plan.

     6.     Nontransferability.  This  Option may not be assigned or transferred
            ------------------
except by will or by the laws of descent and distribution, and may be exercised only by Optionee during his lifetime and after his death, by his representative or by the person entitled thereto under his will or the laws of intestate succession.

     7.     Optionee  Not  a  Shareholder.  Optionee  shall  have no rights as a
            -----------------------------
shareholder with respect to the Common Stock of the Company covered by the Option until the date of issuance of a stock certificate or stock certificates to him upon exercise of the Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued, except as provided in Section 9 of the Stock Option Plan.

     8.     Modification  and Termination. The rights of Optionee are subject to
            -----------------------------
modification and termination in certain events as provided in Sections 7 and 9 of the Stock Option Plan.

     9.     Restrictions  on  Sale  of  Shares.
            ----------------------------------

          (a)     Securities  Laws  Restrictions.  Optionee understands that the
                  ------------------------------
Options granted under the Plan are, and the Common Stock issuable upon exercise of the Options will be, characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering. Under such laws and applicable regulations the Common Stock may only be (a) sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the "Act"), or
(b) sold without registration under only in certain limited circumstances, as set forth in Rule 701 and Rule 144 promulgated under the Act. In this connection, Optionee represents and warrants to the Company that Optionee is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act. Accordingly, Optionee represents and agrees that upon his exercise of the Option, in whole or in part, unless there is in effect at that time under the Securities Act of 1933, as amended, a registration statement relating to the shares issued to him, or an exemption from registration requirements under Rule 701 or otherwise, he will acquire the shares issuable upon exercise of this Option for the purpose of investment and not with a view to their resale or further distribution, and that upon such exercise thereof he will furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. Optionee agrees that any certificate issued upon exercise of this Option may bear a legend indicating that the transferability of the shares represented thereby is restricted in accordance with applicable state and federal securities law. Any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof shall, upon each exercise of the Option under circumstances in which Optionee would be required to furnish such a written statement, also furnish to the Company a written statement to the same effect, satisfactory to the Company in form and substance.

          (b)     Repurchase Rights. Shares of Common Stock acquired pursuant to
                  -----------------
the exercise of an Option are subject to certain repurchase rights of the Company, and under certain conditions may or must be sold to the Company or the Company's designees as set forth in Section 7 of the Plan.

     10.     Plan  Governs.  This  Agreement and the Option evidenced hereby are
             -------------
made and granted pursuant to the Stock Option Plan and are in all respects limited by and subject to the express terms and provisions of that Plan, as it may be amended from time to time and construed by the Administrator. It is intended that this Option shall qualify as an incentive stock option as defined by Section 422 of the Code, and this Agreement shall be construed in a manner which will enable this Option to be so qualified. Optionee hereby acknowledges receipt of a copy of the Stock Option Plan.

     11.     Notices.  All  notices  to  the  Company  shall be addressed to the
             -------
Administrator at CBCom, Inc., 15260 Ventura Blvd., Suite 1200, Sherman Oaks, CA 91403, and all notices to Optionee shall be addressed to Optionee at the address of Optionee set forth below, or to such other address as either may designate to the other in writing. A notice shall be deemed to be duly given if and when enclosed in a properly addressed sealed envelope deposited, and sent by certified mail, return receipt requested, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, written notices under this Agreement may be given by personal delivery to Optionee or to the Administrator (as the case may be).

     12.     Sale or Other Disposition. Optionee understands that, under current
             -------------------------
law, beneficial tax treatment resulting from the exercise of this Option will be available only if certain requirements of the Code are satisfied, including without limitation, the requirement that no disposition of shares of Common Stock of the Company acquired pursuant to exercise of this Option be made within two years from the grant date or within one year after the transfer of such shares to him or her. If Optionee at any time contemplates the disposition (whether by sale, gift, exchange, or other form of transfer) of any shares acquired by exercise of this Option, he or she will first notify the Company in writing of such proposed disposition and cooperate with the Company in complying with all applicable requirements of law, which, in the judgment of the Company, must be satisfied prior to such disposition. In addition to the foregoing, Optionee hereby agrees that if Optionee disposes (whether by sale, exchange, gift, or otherwise) of any of the shares acquired by exercise of this Option within two years of the grant date or within one year after the transfer of such shares to Optionee upon exercise of this Option, then Optionee shall notify the Company of such disposition in writing within 30 days after the date of such disposition. Said written notice shall state the date of such disposition, and the type and amount of the consideration received for such share or shares by Optionee in connection therewith. In the event of any such disposition, the Company shall have the right to require Optionee to immediately pay the Company the amount of taxes (if any) which the Company is required to withhold under federal andlor state law as a result of the granting or exercise of the subject Option in the disposition of the subject shares.

     13.     Option  Not an Employment Contract. Neither this Agreement, nor the
             ----------------------------------
grant of the Option hereunder to Optionee, constitutes or shall be construed as a contract or agreement for continuing employment or services with the Company. Any rights to employment or the rendering of services shall be governed by a separate agreement. This Agreement does riot constitute a waiver by the Company of any rights of the Company under any agreement of employment the Company may have at any time with Optionee.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

CBCom,  Inc.


CBCom,  Inc.

                                By:
                                    -------------------------
                               Name:
                               Title:


                               OPTIONEE:

                               ----------------------------
                               Name:
                               Address:

                               ----------------------------

                               ----------------------------

                               ----------------------------

                                     CBCOM, INC.
                       NONSTATUTORY STOCK OPTION AGREEMENT

THIS AGREEMENT is made as of the        day of          ,  by and between CBCom,
                                 ------        ---------
Inc.  (the  "Company"),  and                               ("Optionee").
                              ---------------------------

                               W I T N E S S E T H
                               -------------------

     WHEREAS, pursuant to the CBCom, Inc. 1998 Stock Option Plan (the "Stock Option Plan'), the Plan Administration Committee of the Company's Board of Directors (the "Administrator") has authorized the granting to Optionee of a Nonstatutory Option to purchase the number of shares of Common Stock of the Company specified in Paragraph 1 hereof, at the exercise price specified therein, such option to be for the term and upon the terms and conditions hereinafter stated;

     NOW, THEREFORE, in consideration of the promises and of the undertakings of the parties hereto contained herein, it is hereby agreed:

     1.     Number  of  Shares:  Option  Price.  Pursuant  to said action of the
            ----------------------------------
Administrator, the Company hereby grants to Optionee the option ("Option") to purchase, upon and subject to the terms and conditions of said Stock Option
Plan,  all  or  any  part of           shares of Common Stock of the Company for
                             ---------
cash  or  Common  Stock  of  the Company at the exercise price of $          per
share  ("Exercise  Price").                                        ---------

     2.     Term.  This  Option  shall  expire  on  the  day  before  the  tenth
            ----
anniversary of the date hereof unless such Option shall have been terminated prior to that date in accordance with the provisions of the Stock Option Plan or this Agreement. The terms "Parent" and "Subsidiary" herein mean a parent corporation or a subsidiary corporation, as such terms are defined in the Stock Option Plan.

     3.     Vesting.  This  Option  shall  vest  as  follows:
            -------
--------------------------------------------------------------------------------
After the Option vests, it shall thereafter remain wholly exercisable until and including the day before the tenth anniversary of the date hereof, provided that Optionee is then and has continuously been in the employ of the Company, a Parent or a Subsidiary; subject, however, to the provisions of Paragraph 5 hereof.

     4.     Exercise. The Option may be exercised by written notice delivered to
            --------
the Company stating the number of shares with respect to which the Option is being exercised, together with (i) the Exercise Price for the number of Options being exercised (in the consideration therefor contemplated by Section 6.4 of the Stock Option Plan, including by means of a check made payable to the Company and/or shares of Common Stock of the Company in the amount of the Exercise Price) plus the amount of applicable federal, state and local withholding taxes and (ii) the written statement provided for in Paragraph 9 hereof, if required by said Paragraph 9. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number purchasable under such Option at the time. Only whole shares may be purchased.

     5.     Exercise on Termination of Employment. If Optionee shall cease to be
            -------------------------------------
a(n)                  (insert employee, director, etc.) of the Company, a Parent
      --------------
or a Subsidiary, Optionee's right to exercise his Option, if any, shall be governed by Section 7 of the Stock Option Plan.

     6.     Nontransferability.  Except  as  otherwise permitted by Section 8 of
            ------------------
the  Stock  Option  Plan,  the  Option  may  not  be  assigned  or  transferred.

     7.     Optionee  Not  a  Shareholder.  Optionee  shall  have no rights as a
            -----------------------------
shareholder with respect to the Common Stock of the Company covered by such Option until the date of issuance of a stock certificate or stock certificates to him upon exercise of the Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued, except as provided in Section 9 of the Stock Option Plan.

     8.     Modification  and Termination. The rights of Optionee are subject to
            -----------------------------
modification and termination in certain events as provided in Sections 7 and 9 of the Stock Option Plan.

     9.     Restrictions  on  Sale  of  Shares.
            ----------------------------------

          (a)     Securities  Laws  Restrictions.  Optionee understands that the
                  ------------------------------
Options granted under the Plan are, and the Common Stock issuable upon exercise of the Options will be, characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering. Under such laws and applicable regulations the Common Stock may only be (a) sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the "Act"), or
(b) sold without registration under only in certain limited circumstances, as set forth in Rule 701 and Rule 144 promulgated under the Act. In this connection, Optionee represents and warrants to the Company that Optionee is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act. Accordingly, Optionee represents and agrees that upon his exercise of the Option, in whole or in part, unless there is in effect at that time under the Securities Act of 1933, as amended, a registration statement relating to the shares issued to him, or an exemption from registration requirements under Rule 701 or otherwise, he will acquire the shares issuable upon exercise of this Option for the purpose of investment and not with a view to their resale or further distribution, and that upon such exercise thereof he will furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. Optionee agrees that any certificate issued upon exercise of this Option may bear a legend indicating that the transferability of the shares represented thereby is restricted in accordance with applicable state and federal securities law. Any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof shall, upon each exercise of the Option under circumstances in which Optionee would be required to furnish such a written statement, also furnish to the Company a written statement to the same effect, satisfactory to the Company in form and substance.

          (b)     Repurchase Rights. Shares of Common Stock acquired pursuant to
                  -----------------
the exercise of an Option are subject to certain repurchase rights of the Company, and under certain conditions may or must be sold to the Company or the Company's designees as set forth in Section 7 of the Plan.

     10.     Plan  Governs.  This  Agreement and the Option evidenced hereby are
             -------------
made and granted pursuant to the Stock Option Plan and are in all respects limited by and subject to the express terms and provisions of that Plan, as it may be amended from time to time and construed by the Administrator. Optionee hereby acknowledges receipt of a copy of the Stock Option Plan.

     11.     Notices.  All  notices  to  the  Company  shall be addressed to the
             -------
Administrator at CBCom, Inc., 15260 Ventura Blvd., Suite 1200, Sherman Oaks, CA 91403, and notices to Optionee shall, be addressed to Optionee at the address of Optionee set forth below, or to such other address as either may designate to the other in writing. A notice shall be deemed to be duly given if and when enclosed in a properly addressed sealed envelope, sent via certified mail, return receipt requested, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, written notice under this Agreement may be given by personal delivery to Optionee or to the Administrator (as the case may be).

     12.     Sale or Other Disposition. If Optionee at any time contemplates the
             -------------------------
disposition (whether by sale, gift, exchange, or other form or transfer) of any shares acquired by exercise of this Option, he or she will first notify the Company in writing of such proposed disposition and cooperate with the Company in complying with all applicable requirements of law, which, in the judgment of the Company, must be satisfied prior to such disposition.

     13.     Option  Not an Employment Contract. Neither this Agreement, nor the
             ----------------------------------
grant of the Option hereunder to Optionee, constitutes or shall be construed as a contract or agreement for continuing employment or services with the Company. Any rights to employment or the rendering of services shall be governed by a separate agreement. This Agreement does not constitute a waiver by the Company of any rights of the Company under any agreement of employment the Company may have at any time with Optionee.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


CBCom,  Inc.

By:
   --------------------------
Name:
Title:


OPTIONEE:

   --------------------------

Name:
Address:
   --------------------------

   --------------------------

   --------------------------